UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2024

DATA443 RISK MITIGATION, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-30542	86-0914051
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Sancar Way, Suite 400

Research Triangle Park, NC 27709

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (919) 858-6542

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On January 25, 2024, Data443 Risk Mitigation, Inc. (the “Company”) filed a Certificate of Amendment to the Company’s Articles of Incorporation (as amended, the “Second Amended and Restated Articles”), to amend and restate in their entirety the Company’s Amended and Restated Articles of Incorporation. As previously disclosed in the Company’s definitive information statement filed with the Securities and Exchange Commission on January 3, 2024, the Board of Directors of the Company unanimously approved, and then certain stockholders representing a majority of the voting power of the outstanding shares of voting stock of the Company approved, the Second Amended and Restated Articles by written consent in lieu of a special meeting, in accordance with the applicable provisions of the Nevada Revised Statutes and the Company’s bylaws. In addition, the Board of Directors of the Company unanimously approved an amendment and restatement of the Company’s bylaws, and on January 25, 2024, the bylaws of the Company were amended and restated in their entirety (as so amended and restated, the “Amended and Restated Bylaws”).

The Second Amended and Restated Articles and the Amended and Restated Bylaws clarify and modernize the Company’s governance documents and more closely align the Company’s governance with the current provisions of the Nevada Revised Statutes. The Company’s board of directors believes that the Second Amended and Restated Articles and the Amended and Restated Bylaws also provide a governance structure that is more appropriate for a corporation with a class of shares listed on Nasdaq than the Company’s current articles of incorporation and bylaws. The Company prepared and caused to be sent or delivered to its stockholders pursuant to Regulation 14C under the Securities Exchange Act of 1934, as amended, an information statement relating to the Second Amended and Restated Articles, prior to the filing thereof with the Nevada Secretary of State. Copies of the Second Amended and Restated Articles and the Amended and Restated Bylaws are attached hereto as Exhibit 3.1 and 3.2, respectively, and are incorporated herein by reference into this Item 5.03.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are furnished with this Report:

Exhibit No.	Exhibit Description

3.1	Second Amended and Restated Articles of Incorporation of Data443 Risk Mitigation, Inc.

3.2	Amended and Restated Bylaws of Data443 Risk Mitigation, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2024	DATA443 RISK MITIGATION, INC.

	BY:	/S/ JASON REMILLARD
Jason Remillard,
Chief Executive Officer

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